UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 2, 2006 (August 2, 2006)
Arch Western Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-107569-03 (Commission File Number)	43-1811130 (I.R.S. Employer Identification No.)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Restatement of Arch Western Resources, LLC Consolidated Statements of Cash Flows to Correct the Classification of Changes in Amounts Receivable from Arch Coal, Inc.
     This report is being filed by Arch Western Resources, LLC (the “Company”) under Item 4.02, Non-Reliance on Previously Issued Financial Statements on a Related Audit Report or Completed Interim Report. On July 27, 2006, the managing member of the Company, in consultation with the audit committee of the board of directors of Arch Coal, Inc., decided to restate its Consolidated Statement of Cash Flows for each of the years ended December 31, 2005, 2004 and 2003 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 to correct the classification of the changes in amounts receivable from Arch Coal, Inc. The reclassification has no effect on previously-reported net income, net income attributable to membership interests, membership interests, net cash flows, adjusted EBITDA or the Company’s conclusion that its disclosure controls and procedures were effective as disclosed under Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The reclassification also has no effect on the consolidated financial statements of Arch Coal, Inc. The Condensed Consolidated Statement of Cash Flows for the quarter ended March 31, 2006 included in the Company’s Quarterly Report on Form 10-Q already reflects this reclassification as discussed in Note 1 to the Condensed Consolidated Financial Statements. Management has discussed the matters disclosed in this report with Ernst & Young LLP, the Company’s independent registered public accounting firm.
     In light of the foregoing, the Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003, Notes 18 and 20 to the Company’s Consolidated Financial Statements and the related report of independent registered public accounting firm included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 should no longer be relied upon. The effects of the reclassification on the Company’s Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003 which will be included in the restated financial statements are as follows:

	For the year ended December 31,
	2005	2004	2003
	(in thousands of dollars)
Cash provided by (used in) operating activities, as previously reported	$38,518	$(203,464)	$66,357
Reclassification of change in Receivable from Arch Coal, Inc.	187,280	318,766	62,688

Cash provided by operating activities, as restated	$225,798	$115,302	$129,045

Cash used in investing activities, as previously reported	$(39,652)	$(86,897)	$(40,018)
Reclassification of change in Receivable from Arch Coal, Inc.	(187,280)	(318,766)	(62,688)

Cash used in investing activities, as restated	$(226,932)	$(405,663)	$(102,706)

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2006	Arch Western Resources, LLC
	By:	/s/ Robert J. Messey
Robert J. Messey
Vice President